UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 9, 2007

                                 ITT CORPORATION
             (Exact name of registrant as specified in its charter)

           Indiana                       1-5672                   13-5158950
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

                    4 West Red Oak Lane
                   White Plains, New York                  10604
                   (Address of principal                (Zip Code)
                     executive offices)

       Registrant's telephone number, including area code: (914) 641-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 8.01 Other Events

      On May 9, 2007, the Company announced that it entered into a definitive agreement for the sale of the Company's Switches business to Littlejohn & Co. LLC. The transaction is expected to close in mid-2007, subject to customary closing conditions and regulatory approvals.

A copy of the press release announcing the transaction is attached and incorporated by reference herein as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1 Press release dated May 9, 2007.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ITT CORPORATION

                                        By:   /s/ Kathleen S. Stolar
                                              ----------------------------------
                                              Kathleen S. Stolar

                                        Its:  Vice President, Secretary
                                              and Associate General Counsel

Date: May 10, 2007


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